                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 13, 2000


                  HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
             (Exact name of registrant as specified in its charter)



Nevada                        333-37550                     36-4396302
(State or other        (Commission File Number)     (IRS Employer Identification
jurisdiction of                                     Number)
incorporation)


           4150 Technology Way
           Carson City, Nevada                                  89706
           (Address of principal executive offices)             (Zip Code)

                                 (702) 885-1200
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.           OTHER EVENTS

         The registrant is filing a term sheet relating to the Harley-Davidson Motorcycle Trust 2000-3 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

  (a)    Financial Statements:    None

  (b)    Pro Forma Financial Information:    None

  (c)    Exhibits:

--------------------------------------------------------------------------------
     Exhibit No.                                      Document
     -----------                                      --------
--------------------------------------------------------------------------------
         20                      Term Sheet
--------------------------------------------------------------------------------

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

                                    By: /S/ Perry A. Glassgow
                                       -----------------------------------------
                                           Perry A. Glassgow
                                           Treasurer




November 13, 2000

                                  EXHIBIT INDEX


--------------------------------------------------------------------------------
     Exhibit No.                      Document                         Page
     -----------                      --------                         ----
--------------------------------------------------------------------------------
        20               Term Sheet                                         1
--------------------------------------------------------------------------------